UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2008

UNITED TECHNOLOGIES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-812	06-0570975
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Financial Plaza

Hartford, Connecticut 06103

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code

(860) 728-7000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2—Financial Information

Item 2.02.	Results of Operations and Financial Condition

On January 23, 2008, United Technologies Corporation issued a press release announcing its fourth quarter 2007 results.

The press release issued January 23, 2008 is furnished herewith as Exhibit No. 99 to this Report, and shall not be deemed filed for the purposes of Section 18 of the Exchange Act.

Section 8—Other Events

Item 8.01.	Other Events

Attached as Exhibit 100 to this report are the following materials from United Technologies Corporation’s press release for the quarter and year ended December 31, 2007, filed herewith, formatted in XBRL (Extensible Business Reporting Language): (i) Condensed Consolidated Statement of Operations, (ii) Segment Revenues and Operating Profit, (iii) Consolidated Operating Profit – Restructuring and Related Charges, (iv) Condensed Consolidated Balance Sheet, and (v) Condensed Consolidated Statement of Cash Flows. Users of this data are advised pursuant to Rule 401 of Regulation S-T that the information contained in the XBRL documents is unaudited and these are not the official publicly filed financial statements of United Technologies Corporation. The purpose of submitting these XBRL formatted documents is to test the related format and technology and, as a result, investors should continue to rely on the official filed version of the furnished documents and not rely on this information in making investment decisions.

In accordance with Rule 402 of Regulation S-T, the information in this Current Report on Form 8-K, including Exhibit 100, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Section 9—Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

The following exhibits are included herewith:

Exhibit Number	Exhibit Description
99	Press release, dated January 23, 2008, issued by United Technologies Corporation.

100	The following materials from United Technologies Corporation’s press release on Form 8-K for the quarter and year ended December 31, 2007, filed herewith, formatted in XBRL: (i) Condensed Consolidated Statement of Operations, (ii) Segment Revenues and Operating Profit, (iii) Consolidated Operating Profit – Restructuring and Related Charges, (iv) Condensed Consolidated Balance Sheet, and (v) Condensed Consolidated Statement of Cash Flows.

EX-100.INS	XBRL Instance Document (File name: utx-20071231.xml)

EX-100.SCH	XBRL Taxonomy Extension Schema Document (File name: utx-20071231.xsd)

EX-100.PRE	XBRL Taxonomy Presentation Linkbase Document (File name: utx-20071231_pre.xml)

EX-100.LAB	XBRL Taxonomy Label Linkbase Document (File name: utx-20071231_lab.xml)

EX-100.CAL	XBRL Taxonomy Calculation Linkbase Document (File name: utx-20071231_cal.xml)

EX-100.REF	XBRL Taxonomy Extension Reference Linkbase Document (File name: utx-20071231_ref.xml)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED TECHNOLOGIES CORPORATION
(Registrant)

Date: January 23, 2008	By:	/s/ Gregory J. Hayes
Gregory J. Hayes
Vice President, Accounting and Finance

EXHIBIT INDEX

Exhibit Number	Exhibit Description
99	Press release, dated January 23, 2008, issued by United Technologies Corporation.

100	The following materials from United Technologies Corporation’s press release on Form 8-K for the quarter and year ended December 31, 2007, filed herewith, formatted in XBRL: (i) Condensed Consolidated Statement of Operations, (ii) Segment Revenues and Operating Profit, (iii) Consolidated Operating Profit – Restructuring and Related Charges, (iv) Condensed Consolidated Balance Sheet, and (v) Condensed Consolidated Statement of Cash Flows.

EX-100.INS	XBRL Instance Document (File name: utx-20071231.xml)

EX-100.SCH	XBRL Taxonomy Extension Schema Document (File name: utx-20071231.xsd)

EX-100.PRE	XBRL Taxonomy Presentation Linkbase Document (File name: utx-20071231_pre.xml)

EX-100.LAB	XBRL Taxonomy Label Linkbase Document (File name: utx-20071231_lab.xml)

EX-100.CAL	XBRL Taxonomy Calculation Linkbase Document (File name: utx-20071231_cal.xml)

EX-100.REF	XBRL Taxonomy Extension Reference Linkbase Document (File name: utx-20071231_ref.xml)